Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risks and Uncertainties
The Master Trust invests in various investments which are exposed to various risks such as interest rate, market and credit risks. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investments could materially affect participants’ account balances and the amounts reported in the statements of net assets available for plan benefits. The value of the Company’s common stock is entirely dependent upon the performance of the Company and the market’s valuation of such performance.